                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12


                                  [IBIZ LOGO]

                              IBIZ TECHNOLOGY CORP.
                              ---------------------
                (Name of Registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed per Exchange Act Rules.

Approximate date this Proxy expected to be first sent to shareholders: June 12, 2001.

             IBIZ NOTICE OF 2001 ANNUAL MEETING AND PROXY STATEMENT

                                  [IBIZ LOGO]

                  iBIZ Technology Corp. Phoenix, Arizona 85021
                                 June 12, 2001

NOTICE OF MEETING

         You are cordially invited to attend the Annual Meeting of Stockholders of iBIZ Technology Corp., which will be held on Wednesday, August 8, 2001, at 10 a.m. MST, in the executive offices of the company at 1919 West Lone Cactus Drive, Phoenix, Arizona 85021. The items of business are:

         1. Election of directors for a term of one year.

         2. Adoption of the Stock Option Plan.

         3. Ratification of the appointment of auditors.

         4. Such other matters as may properly come before the meeting.

         These items are more fully described in the following pages, which are hereby made a part of this Notice. Your vote on these matters is important and we appreciate your continued support. Only stockholders of record at the close of business on June 11, 2001 (the "Record Date"), are entitled to vote at the meeting, or any adjournment thereof. Stockholders are reminded that shares cannot be voted unless the signed proxy card is returned or other arrangements are made to have the shares represented at the meeting.

         Even if you now expect to attend the annual meeting, please sign, date and mail the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. It is important that you return the proxy regardless of the number of shares you own. If you do attend the annual meeting, you may vote in person, if you wish, whether or not you have already mailed the enclosed proxy.

         If you will need special assistance at the meeting because of a disability, please contact us at 1919 West Lone Cactus Drive, Phoenix, Arizona 85021, telephone (623) 492-9200.

                                            /s/ Terry S. Ratliff
                                            --------------------
                                            Terry S. Ratliff
                                            Secretary


                             YOUR VOTE IS IMPORTANT.

         Please vote by signing, dating, and returning the enclosed Proxy Card.

                                Table of Contents

Preliminary Matters............................................................      3
1. Election of Directors for a Term of One Year................................      3
2. Employee Stock Option Plans.................................................      4
3. Ratification of Appointment of Auditors.....................................      5
4. Other Business..............................................................      6
Additional Information.........................................................      6
   Voting Securities and Principal Holders Thereof.............................      6
   Directors, Executive Officers, Promoters and Control Persons................      7
   Section 16(a) Beneficial Ownership Reporting Compliance.....................      8
   Legal Proceedings...........................................................      8
   Related Transactions........................................................      8
   Audit Committee.............................................................      8
   Components of Executive Compensation........................................      8
      Employment Agreements....................................................     10
         Employment Agreement for Kenneth W. Schilling.........................     10
         Employment Agreement for Terry Ratliff................................     11
         Employment Agreement for Mark Perkins.................................     11
Voting Procedures..............................................................     11

                               PRELIMINARY MATTERS

         This Proxy Statement and the accompanying form of proxy card will be mailed beginning on or about June 12, 2001, to stockholders entitled to vote. The iBIZ 2000 Annual Report, which includes financial statements, is being mailed with this Proxy Statement. Kindly notify us at 1919 West Lone Cactus Drive, Phoenix, Arizona 85021, telephone (623) 492-9200, if you did not receive a report, and a copy will be sent to you.

         The Annual Meeting of the Company will take place on August 8, 2001, at 10:00 a.m. at the principal executive offices of the Company, 1919 West Lone Cactus Drive, Phoenix, Arizona 85021. All proxies must be received on or before 10:00 a.m., August 8, 2001. The proxy is revocable in writing at any time prior to the Annual Meeting, or in person at the Annual Meeting.

         The deadline for submitting shareholder proposals for inclusion in the Company's proxy statement is April 1, 2001. The date after which notice of a shareholder proposal will be considered untimely is April 1, 2001.

         The Company is making this solicitation. No director of the Company has informed the Company in writing that he or she intends to oppose any action intended to be taken by the Company. This solicitation is to be made only by the use of the mails, and no specially engaged employees or paid solicitors will be retained.

                 1. ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

         The Board proposes the election of the current directors of the Company for an additional term of one year. Following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

         The iBIZ Board has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Accordingly, Directors are compensated for their service to the Company. Pursuant to the terms of their employment agreements, effective April 22, 1999, Messrs. Schilling, Perkins and Ms. Ratliff each received options to purchase fifty thousand (50,000) shares of common stock in consideration for their services as directors of iBIZ. Of this 50,000, 25,000 vested on April 22, 2000, and the final 25,000 will vest on April 22, 2001.

         The Board of Directors is responsible for supervision of the overall affairs of the Company. In fiscal 2000, Board business was conducted by consents in lieu of meetings. The directors executed nine consents in lieu of meeting. Following the Annual Meeting, the Board will consist of 3 directors. The term of each director continues until the next annual meeting. No director holds any other directorships in reporting companies. The nominees for Director are Kenneth W. Schilling, Terry S. Ratliff, and Mark H. Perkins.

         Kenneth W. Schilling founded INVNSYS' predecessor, SouthWest Financial Systems, in 1979, and has been Chief Executive Officer, President and a Director since INVNSYS' founding. Mr. Schilling studied for a B.S. in electrical engineering at the University of Pittsburgh from 1970 to 1972 but left for military service prior to receiving his degree. On February 28, 2001, the Securities and Exchange Commission is expected to file a federal court action in the District of Arizona against Ken Schilling. Schilling, however, has reached a settlement with the Commission in which he neither admits nor denies the allegations made against him. Pursuant to this settlement, Schilling will be permanently enjoined from violating Section 10(b) of the Exchange Act or Rule 10b-5 thereunder. Schilling will also be required to pay a $20,000 civil penalty.

         Terry S. Ratliff joined INVNSYS in 1989 as controller and has served as Vice President, Secretary and a Director since March 5, 1999, and was appointed Chief Financial Officer on July 1, 2000. Ms. Ratliff studied accounting at Nicholls State University in Thibodaux, Louisiana.

         Mark H. Perkins joined INVNSYS in 1994 and currently serves as Executive Vice President. Mr. Perkins was appointed to iBIZ's Board of Directors on March 5, 1999. Prior to his joining INVNSYS, Mr. Perkins was employed at American Express as a project manager for major systems implementation, a position he held for eight years. Mr. Perkins earned a degree in business management from California State University-Sonoma.

         The iBIZ Board of Directors unanimously recommends a vote FOR the nominees.

                          2. EMPLOYEE STOCK OPTION PLAN

         At the Annual Meeting, the shareholders are being asked to approve the iBIZ Technology Corp. Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan provides for the grant of stock options to purchase common stock to eligible directors, officers, key employees, and service providers of iBIZ. The Stock Option Plan covers an aggregate maximum of five million (5,000,000) shares of common stock and provides for the granting of both incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options (options which do not meet the requirements of Section 422). Under the Stock Option Plan, the exercise price may not be less than the fair market value of the common stock on the date of the grant of the option. As of December 29, 2000, 3,385,000 options (the "Options") had been granted to 37 persons (net of cancelled and exercised) under the plan at exercise prices of between $0.53 and $5.00. As of February 26, 2001, the market price of the stock was $0.1875. The Options have been granted for periods ranging from one (1) to ten (10) years, subject to earlier cancellation upon termination of employment, resignation, disability and death. The Options vest pursuant to the terms of each individual option, which to date have ranged from immediate to a five (5) year period. Approximately 53 people are eligible to participate in the Stock Option Plan. The Plan is unfunded.

         The Stock Option Plan benefits currently have no value, as all of the outstanding options were issued at exercise prices greater than the current price of the Company's stock. Ken Schilling, C.E.O., holds 250,000 options. Terry Ratliff, C.F.O., V.P. and Secretary, holds 350,000 options. Mark Perkins, Exec. V.P., holds 350,000. The Executive Group, which includes all of the Directors, collectively holds 1,450,000 options, while the non-executive officer and employee group holds 1,935,000 options.


         The Board of Directors (the "Board") administers and interprets the Stock Option Plan and is authorized to grant options thereunder to all eligible persons. In the event the Board has at least two (2) members who are not either employees or officers of iBIZ or of any parent or subsidiary of iBIZ, the Stock Option Plan will be administered by a committee of not less than two (2) persons who are such independent directors. The Board designates the optionees, the number of shares subject to the options and the terms and conditions of each option. Certain changes in control of iBIZ, as defined in the Stock Option Plan, will cause the options to vest immediately. Each option granted under the Stock Option Plan must be exercised, if at all, during a period established in the grant that may not exceed ten (10) years from the date of grant. An optionee may not transfer or assign any option granted and may not exercise any options after a specified period subsequent to the termination of the optionee's employment with iBIZ. The Board may make amendments to the Stock Option Plan from time to time it deems proper and in the best interests of iBIZ provided it may not take any action which disqualifies any option granted under the Stock Option Plan as an incentive stock option or which adversely effects or impairs the rights of the holder of any option under the Stock Option Plan.

         In general, no taxable income for Federal income tax purposes will be recognized by an option holder upon exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the expiration of the longer of (i) two years after the date of grant, or (ii) one year after the exercise of the option, upon disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

         If, however, the option holder disposes of his option shares prior to the expiration of the required holding period, or disposes of non-qualified stock options, he will recognize ordinary income for Federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at date of exercise and the exercise price, or
(ii) the difference between the sale price upon disposition and the exercise price. Any additional gain on such disposition will be treated as capital gain which shall either be long-term, mid-term or short-term depending upon the period of time the Common Stock sold or exchanged was held. If an option is exercised, the holding period of the Common Stock so acquired will not include the period during which the option was held. The 1997 Tax Act produced a variety of capital gains tax rates depending upon the holding period, the marginal tax bracket of the taxpayer and the application of certain transitional rules. For most individuals, a holding period of more than eighteen months will be required to obtain a maximum capital gains rate of 20 percent and a more than twelve-month holding period will result in a maximum rate of 28 percent. Taxpayers in the 15 percent marginal tax bracket can expect much lower rates. In addition, if the option holder makes such a disposition, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided such amount constitutes an ordinary and reasonable expense of the Company.

         The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price of an incentive stock option will be a tax preference item for purposes of the alternative maximum tax. An individual will be liable for the alternative minimum tax only to the extent that the amount of such tax exceeds the liability for regular Federal income tax.

         A complete copy of the Stock Option Plan may be found attached hereto as EXHIBIT 10.05.

         The iBIZ Board of Directors unanimously recommends a vote FOR this proposal.

                   3. RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed the firm of Moffitt & Co. PC, independent accountants, to be iBIZ's auditors for the year 2001 and recommends to stockholders that they vote for ratification of that appointment.

         Moffitt & Co. PC served in this capacity for the year 2000. Its representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions. None of the hours expended on Moffitt & Co.'s engagement to audit the Company's financial statements for fiscal 2000 were attributed to work performed by persons other than Moffitt & Co.'s full-time, permanent employees. The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for fiscal 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB's for fiscal 2000 amounted to approximately $30,000. The aggregate fees billed for the professional services described in para. (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Moffitt & Co. for fiscal 2000 amounted to $0. The aggregate fees billed for services rendered by Moffitt & Co., other than the services covered in the preceding sections, for fiscal 2000 amounted to $0.

         The appointment of auditors is approved annually by the Board and subsequently submitted to the stockholders for ratification. The decision of the Board is based on its reviews and approval in advance of the audit scope, the types of nonaudit services, and the estimated fees for the coming year.

         Before making its recommendation to the Board for appointment of Moffitt & Co. PC, the Board carefully considered that firm's qualifications as auditors for the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Board has expressed its satisfaction with Moffitt & Co. PC in all of these respects.

         The iBIZ Board of Directors unanimously recommends a vote FOR this proposal.

                                4. OTHER BUSINESS

         Management knows of no other matters that may properly be, or are likely to be, brought before the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the enclosed proxy card are also authorized to vote upon such matters utilizing their own discretion. Under the terms of the Company's By-laws, stockholders who intend to present an item of business at the 2001 annual meeting of stockholders (other than a proposal submitted for inclusion in the Company's proxy materials) must provide notice of such business to the Company's Secretary no later than April 1, 2001.

                             ADDITIONAL INFORMATION

         The following information is provided to give shareholders a more comprehensive understanding of the Company in accordance with the disclosure requirements of the securities laws and regulations.

Voting Securities and Principal Holders Thereof

         As of December 29, 2000, there were 38,017,966 shares of common stock, par value $0.001 outstanding. Owners of the Company's common stock, par value $0.001 as of June 11, 2001, will be entitled to one vote for each matter, and one vote for each director, which votes may not be cumulated. There are no standing, audit, nominating or compensation committees of the Board.

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of December 29, 2000, by:

           -    all directors

           - each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding common stock

           -    each executive officer named in the Summary Compensation Table

           -    all directors and executive officers as a group

         The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power. In addition, beneficial ownership includes any shares that the individual has the right to acquire within sixty (60) days of December 29, 2000, through the exercise of any stock option or other right. Unless otherwise indicated, each person listed below has sole investment and voting power (or shares such powers with his or her spouse). In certain instances, the number of shares listed includes (in addition to shares owned directly), shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest.

                                                Number of Shares of Common Stock Beneficially Owned
----------------------------------------------------------------------------------------------------------
Name and Address of  Beneficial Owner          Shares       Vested Options(1)    Total(1)      PERCENT(1)
----------------------------------------------------------------------------------------------------------
Kenneth W. Schilling(2)
1919 W. Lone Cactus Drive
Phoenix, AZ 85021                              --------          225,000            225,000           *

Moorea Trust(2)
1919 W. Lone Cactus Drive
Phoenix, AZ 85021                             9,710,480        ---------          9,710,480        24.78

Terry S. Ratliff
1919 W. Lone Cactus Drive
Phoenix, AZ 85021                             1,771,200          325,000          2,096,200         5.35

Mark H. Perkins
1919 W. Lone Cactus Drive
Phoenix, AZ 85021                             1,771,200          325,000          2,096,200         5.35

All directors and officers as group
(4 persons)(3)                               13,253,880        1,375,000         14,628,880        37.33


(1) Includes options vested on or before December 29, 2000. "*" means less than one percent.

(2) Kenneth and Diane Schilling, husband and wife, hold the shares as trustees under the Moorea Trust dated December 18, 1991.

(3)      Includes Kenneth Schilling, Mark Perkins, Terry Ratliff, and James
         Ratliff.

Directors, Executive Officers, Promoters and Control Persons

             Name               Age                       Position
------------------------------------------------------------------------------------------------------
Kenneth W. Schilling            49       President, Chief Executive Officer, Director

Terry S. Ratliff                43       Vice President, Chief Financial Officer, Secretary, Director

Mark H. Perkins                 37       Executive Vice President, Director

James A. Ratliff(1)             43       Chief Operating Officer

(1) James Ratliff and Terry Ratliff have formerly been husband and wife. Mr. Ratliff, while not a director, is included in this Proxy to give shareholders a more complete understanding of the Company's management.

         Please see Proposal 1, above, for information respecting Ms. Ratliff and Messrs. Schilling and Perkins.

         James A. Ratliff joined iBIZ as Chief Operating Officer in January 2000. Prior to joining the Company, Mr. Ratliff held the position of Director of Global Procurement at American Express from February 1998 to December 1999. From August 1995 to January 1998, Mr. Ratliff served as International Program Manager for AlliedSignal Aerospace, where he was responsible for the development of international partnerships. From 1991 through July 1995, Mr. Ratliff served as an International Buyer for Amoco Corporation.

Mr. Ratliff earned an MBA and a BS in Purchasing Materials and Logistics from Arizona State University, where he graduated summa cum laude in 1991.

Section 16(a) Beneficial Ownership Reporting Compliance.

         On February 28, 2001, Mr. Schilling filed a delinquent Form 4 for the month of October 2000.

         On January 31, 2001, Mr. Ratliff filed a delinquent Form 3. On January 15, 2001, Mr. Ratliff filed a delinquent Form 4 for the month of August 2000.

Legal Proceedings

         iBIZ has been assessed approximately $62,000 in penalties and interest by the IRS in connection with payroll taxes due through the first quarter of 1999. The Company has paid the taxes, interest, and some portion of the penalty, but has requested an abatement of the remaining penalty imposed. The Company is awaiting a final disposition by the IRS.

         On February 28, 2001, the Securities and Exchange Commission (the "Commission") is expected to commence an administrative proceeding against the Company. The Company has negotiated and submitted a settlement offer, which has been formally approved by the Commission itself. This settlement will result in an administrative order being issued which orders the Company to cease and desist from committing or causing any future violations of Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5 thereunder. No other relief against the Company is being sought.

         This administrative proceeding is based on the Commission's allegations that the Company, through its President and CEO Ken Schilling, referenced certain reports prepared by Michael A. Furr in its press releases, and posted hyperlinks to Furr's reports on its website. The Commission alleges that the Furr reports contained false revenue and stock price projections. The Commission also alleges that the Company falsely characterized Furr as independent of the Company. The Company neither admits nor denies the allegations as part of the settlement offer.

Related Transactions

         While a private company, INVNSYS (now iBIZ) made loans totaling $992,037 to Kenneth Schilling. These loans are payable on demand and accrued interest at eight percent (8%) during 1997 and six percent (6%) during 1998 and 1999. As of January 31, 2001, the balance of the loans payable by Mr. Schilling to INVNSYS totaled approximately Three Hundred Eighty-Four Thousand Nine Hundred Eighty-Eight Dollars and Ninety-Four Cents ($384,988.94). Mr. Schilling, as trustee of the Moorea Trust, pledged 500,000 shares of iBIZ common stock to secure this debt.

         iBIZ leases its facility from Lone Cactus Capital Group, L.L.C., a limited liability company in which Kenneth Schilling is a member. iBIZ secured all of its assets with a lender that loaned Mr. Schilling the money to purchase the facility. iBIZ believes the terms of the lease are at an arms-length fair market rate.

Audit Committee

         iBIZ does not have an Audit Committee; however, Terry Ratliff is responsible for reviewing reports of the Company's financial results, audits, internal controls, and compliance with federal procurement laws and regulations. Ms. Ratliff recommends to the Board of Directors the selection of the Company's outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for the Company.

         Ms. Ratliff has reviewed and discussed the audited financial statements with management; discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented; received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and, based on the review and discussions referred to above, Ms. Ratliff has recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Commission.

Components of Executive Compensation

         The Board believes that leadership and motivation of the Company's executives are critical to establishing iBIZ's preeminence both in the marketplace and as an investment for stockholders. The Board is responsible for ensuring that the individuals in executive positions are highly qualified and that they are compensated in a manner that furthers the Company's business strategies and aligns their interests with those of the stockholders. To support this philosophy, the following principles provide a framework for the compensation program:

           - offer competitive total compensation value that will attract the best talent to iBIZ; motivate individuals to perform at their highest levels; reward outstanding achievement; and retain those individuals with the leadership abilities and skills necessary for building long-term stockholder value.

           - encourage executives to manage from the perspective of owners with an equity stake in the Company.

         iBIZ's compensation program for executive officers is targeted to provide highly competitive total compensation levels (including both annual and long-term incentives) for highly competitive performance.

         The following table sets forth certain compensation paid or accrued by the Company to certain of iBIZ's executive officers during fiscal years ended 2000 and 1999.

                           SUMMARY COMPENSATION TABLE

                                                           Fiscal
              Name and Principal Position                   Year     Salary($)      Bonus      OPTIONS(1)(#)
---------------------------------------------------------------------------------------------------------------
Kenneth W. Schilling, President & CEO                       1999      $200,000                     250,000
                                                            2000      $200,000     $40,000

Terry S. Ratliff, Vice President, Chief Financial
Officer, Director                                           1999       $88,000                     300,000
                                                            2000       $88,000     $40,000

Mark H. Perkins, Executive Vice President, Director         1999       $88,000                     300,000
                                                            2000       $88,000     $40,000

(1)   Includes 50,000 options granted for service as a director of the Company.


                        OPTION GRANTS IN LAST FISCAL YEAR

         No options were granted during the fiscal year ended October 31, 2000.


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES


                                                                Number of               VALUE OF UNEXERCISED
                             Shares                       Unexercised Options at       IN-THE-MONEY OPTIONS AT
                           Acquired on       Value           Fiscal Year End               FISCAL YEAR END
          Name            Exercise (#)    Realized($)    Exercisable/Unexercisable    EXERCISABLE/UNEXERCISABLE(1)
-----------------------------------------------------------------------------------------------------------------
Kenneth W. Schilling           -0-            -0-              225,000/25,000                 $0/$0

Terry S. Ratliff               -0-            -0-              325,000/25,000                 $0/$0

Mark H. Perkins                -0-            -0-              325,000/25,000                 $0/$0

(1) Based on closing price of the Common Stock on October 31, 2000 of $0.4844 per share. None of the options are "in-the-money."

         There were no long-term incentive plans or rewards made in fiscal 2000.

EMPLOYMENT AGREEMENTS

EMPLOYMENT AGREEMENT FOR KENNETH W. SCHILLING

         Effective March 5, 1999, Kenneth W. Schilling and iBIZ entered into an Employment Agreement (the "Agreement"), as amended as of April 22, 1999.

      Under the Agreement, Mr. Schilling has been retained to act as President and Chief Executive Officer of iBIZ. The Agreement is for a term of two years ending March 4, 2001. Under the Agreement, Mr. Schilling shall receive an annual base salary of $200,000. In addition, effective April 22, 1999, Mr. Schilling received two hundred fifty thousand (250,000) options to purchase two hundred fifty thousand (250,000) shares of common stock of iBIZ at an exercise price of $0.75 per share. Two hundred thousand (200,000) options were issued in consideration of Mr. Schilling's services as an officer of iBIZ and fifty thousand (50,000) options were issued in consideration for services as a director. Two hundred thousand (200,000) options vested upon granting on April 22, 1999, and twenty-five thousand (25,000) options vested on April 22, 2000. An additional 25,000 will vest on April 22, 2001.

         The Agreement provides that upon total and permanent disability, as defined in the Agreement, iBIZ shall pay Mr. Schilling such benefits as may be provided to officers of iBIZ under any Company provided disability insurance or similar policy or under any iBIZ adopted disability plan. In the absence of such policy or plan, iBIZ shall continue to pay Mr. Schilling for a period of not less than six months the compensation then in effect as of the effective date of his termination.

         Mr. Schilling may terminate the Agreement upon written notice, within thirty (30) days following the occurrence of an event constituting "Good Reason," as defined below. Upon the termination by Mr. Schilling for Good Reason, Mr. Shilling will be entitled to receive a payment equal to the lesser of: (1) an amount equal to one-half of his annual base salary in effect at the time of termination; or (2) the remaining compensation due to Mr. Schilling under the terms of the Agreement. If Mr. Schilling fails to exercise his rights to terminate the Agreement for Good Reason within thirty (30) days following an event constituting Good Reason, such rights shall expire and be of no further force or effect.

         "Good Reason" is defined to mean the occurrence of any of the following events without Mr. Schilling's consent: (1) assignment of Mr. Schilling to any duty substantially inconsistent with his position or duties contemplated by the Agreement or a substantial reduction of his duties contemplated by the Agreement; (2) the removal of any titles bestowed under the Agreement; (3) any material breach or failure of iBIZ to carry out the provisions of the Agreement after notice and an opportunity to cure; and (4) the relocation of Mr. Schilling, his corporate office facilities, or personnel outside the Phoenix metropolitan area.

         The Company is currently negotiating a new employment agreement with Mr. Schilling for an additional three years.

EMPLOYMENT AGREEMENT FOR TERRY RATLIFF

         Effective March 5, 1999, Terry Ratliff and iBIZ entered into an Employment Agreement (the "Agreement"), as amended as of April 22, 1999.

         Under the Agreement, Ms. Ratliff has been retained to act as Vice-President/Controller and Secretary of iBIZ. The Agreement is for a term of two years ending March 4, 2001. Under the Agreement, Ms. Ratliff shall receive an annual base salary of $88,000.

         In addition, effective April 22, 1999, Ms. Ratliff received three hundred thousand (300,000) options to purchase three hundred thousand (300,000) shares of common stock of iBIZ at an exercise price of $0.75 per share. Three hundred thousand (300,000) options were issued in consideration of Ms. Ratliff's services as an officer of iBIZ and an additional fifty thousand (50,000) options were issued in consideration for services as a director. Three hundred thousand (300,000) options vested upon granting on April 22, 1999, and twenty-five thousand (25,000) options vested on April 22, 2000. An additional 25,000 will vest on April 22, 2001.

         The other terms of Ms. Ratliff's Employment Agreement are identical in all material respect to Mr. Schilling's.

         The Company is currently negotiating a new Employment Agreement with Ms. Ratliff for an additional three years.

EMPLOYMENT AGREEMENT FOR MARK PERKINS

         Effective March 5, 1999, Mark Perkins and iBIZ entered into an Employment Agreement (the "Agreement"), as amended as of April 22, 1999.

         Under the Agreement, Mr. Perkins has been retained to act as Vice-President of Operations of iBIZ. The Agreement is for a term of two years ending March 4, 2001. Under the Agreement, Mr. Perkins shall receive an annual base salary of $88,000.

         In addition, effective April 22, 1999, Mr. Perkins received three hundred thousand (300,000) options to purchase three hundred thousand (300,000) shares of common stock of iBIZ at an exercise price of $0.75 per share. Three hundred thousand (300,000) options were issued in consideration of Mr. Perkins's services as an officer of iBIZ and an additional fifty thousand (50,000) options were issued in consideration for services as a director. Three hundred thousand (300,000) options vested upon granting on April 22, 1999, and twenty-five thousand (25,000) options vested on April 22, 2000. An additional 25,000 will vest on April 22, 2001.

         The other terms of Mr. Perkins's Employment Agreement are identical in all material respect to Mr. Schilling's. The Company is currently negotiating a new Employment Agreement with Mr. Perkins for an additional three years.

                               VOTING PROCEDURES.

         The $.001 par value capital stock of the Company (its common stock) is its only class of security entitled to vote at the August 8, 2001, meeting. Each stockholder of record at the close of business as of June 11, 2001 (the "Record Date"), is entitled to one vote for each share held at the meeting, or any adjournment thereof. On December 29, 2000, there were 38,017,966 common shares entitled to be voted.

         Directors are elected by a plurality of votes cast. A majority of the votes cast is required to ratify the appointment of auditors and to approve the Stock Option Plan. All stockholder meeting proxies, ballots, and tabulations that identify individual stockholders are kept secret, and no such document shall be available for examination, nor shall the identity or the vote of any stockholder be disclosed except as may be necessary to meet legal requirements under the laws of Florida, iBIZ's state of incorporation. Employees of the Company will count the votes. The Company is soliciting proxies through the mail. The Company will bear the cost thereof.

         Shares cannot be voted unless a signed proxy card is returned or other specific arrangements are made to have shares represented at the meeting. Any stockholder giving a proxy may revoke it at any time before it is voted. If a stockholder of record wishes to give a proxy to someone other than the individuals named as proxies on the proxy card, he or she may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign, and give the proxy card to that person for use at the meeting.

         Shares represented by proxies that are marked "abstain" or which are marked to deny discretionary authority will only be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

         Stockholders are encouraged to specify their choices by marking the appropriate boxes on the enclosed proxy card. Shares will be voted in accordance with such instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations; merely sign, date, and return the proxy card in the enclosed envelope.

         The proxy card covers the number of shares to be voted.

June 12, 2001                                /s/ Terry S. Ratliff
                                            ---------------------
                                            Terry S. Ratliff
                                            Secretary

                                  EXHIBIT 10.05

                              iBIZ TECHNOLOGY CORP.

                                STOCK OPTION PLAN

1. PURPOSE OF PLAN.

         (a) General Purpose. The purpose of iBIZ TECHNOLOGY CORP. STOCK OPTION PLAN ("Plan") is to further the interests of iBIZ TECHNOLOGY CORP., a Florida corporation (the "Corporation"), and its stockholders by providing an incentive based form of compensation to the directors, officers, key employees and service providers of the Corporation and by encouraging such persons to invest in shares of the Corporation's Common Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress and ongoing inducement to remain in the Corporation's employ, service or as a director.

         (b) Incentive Stock Options. Some one or more of the options granted under the Plan may be intended to qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and any grant of such an option shall clearly specify that such option is intended to so qualify. If no such specification is made, an option granted hereunder shall not be intended to qualify as an "incentive stock option." The employees eligible to be considered for the grant of incentive stock options hereunder are any persons regularly employed by the Corporation in a managerial, professional or technical capacity on a full-time, salaried basis.

2. STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.

         (a) Description of Stock and Maximum Shares Allocated. The stock subject to the provisions of the Plan and issuable upon exercise of options granted under the Plan are shares of the Corporation's Common Stock, $.001 par value, which may be either unissued or treasury shares, as the Corporation's Board of Directors (the "Board") may from time to time determine. Subject to adjustment as provided in Section 7, the aggregate number of shares of Common Stock covered by the Plan and issuable upon exercise of all options granted hereunder shall be 5,000,000 shares, which shares shall be reserved for use upon the exercise of options to be granted from time to time.

         (b) Restoration of Unpurchased Shares. If an option expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares subject to, but not issued under such option shall again be available for other options thereafter granted.

3. ADMINISTRATION; AMENDMENTS.

         (a) Administration by Committee. The Plan shall be administered by the Board of Directors or whenever the Board has at least two members who are not either employees or officers of the Corporation or of any parent or subsidiary of the Corporation ("Independent Directors") by a committee of not less than two persons who are Independent Directors (the "Compensation Committee"), with full power to administer the Plan, to interpret the Plan and to establish and amend rules and regulations for its administration. (The term "Compensation Committee" as used throughout this Plan shall refer to the Board of Directors or a committee of two Independent Directors, whichever is administering the Plan at the time).

         (b) Exercise Price. Upon the grant of any option, the Compensation Committee shall specify the exercise price for the shares issuable upon exercise of options granted. In no event may an option exercise price per share be less than 100% of the Fair Market Value (as defined below) per share of the Corporation's Common Stock on the date such option is granted.

         (c) Fair Market Value. The Fair Market Value of a share on any particular day shall be determined as follows:

                  (1) If the shares are listed or admitted to trading on any securities exchange, the fair market value shall be the average sales price on such day on the New York Stock Exchange, or if the shares have not been listed or admitted to trading on the New York Stock Exchange, on such other securities exchange on which such stock is then listed or admitted to trading, or if no sale takes place on such day on any such exchange, the average of the closing bid and asked price on such day as officially quoted on any such exchange;

                  (2) If the shares are not then listed or admitted to trading on any securities exchange, the fair market value shall be the average sales price on such day or, if no sale takes place on such day, the average of the reported closing bid and asked price on such date, in the over-the-counter market as furnished by the National Association of Securities Dealers Automated Quotation ("NASDAQ"), or if NASDAQ at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Board; or

                  (3) If the shares are not then listed or admitted to trading in the over-the-counter market, the fair market value shall be the amount determined by the Board in a manner consistent with Treasury Regulation Section 20-2031-2 promulgated under the Code or in such other manner prescribed by the Secretary of the Treasury or the Internal Revenue Service.

         (d) Interpretation. The interpretation and construction by the Compensation Committee of the terms and provisions of this Plan and of the agreements governing options and rights granted under the Plan shall be final and conclusive. No member of the Compensation Committee shall be liable for any action taken or determination made in good faith.

         (e) Amendments to Plan. The Compensation Committee may, without action on the part of the stockholders of the Corporation, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem proper and in the best interests of the Corporation; provided that the Compensation Committee may not, without consent of the holder, take any action which disqualifies any option granted under the Plan as an incentive stock option for treatment as such or which adversely affects or impairs the rights of the holder of any option outstanding under the Plan.

4. PARTICIPANTS; DURATION OF PLAN.

         (a) Eligibility and Participation. Options may be granted in the total amount for the period as allocated by the Board as provided in Section 4(b) below only to persons who at the time of grant are directors, key employees of, or service providers to the Corporation, whether or not such persons are also members of the Board; provided, however, that no incentive stock option may be granted to a director of the Corporation unless such person is also an executive employee of the Corporation.

         (b) Allotment. The Board shall determine the aggregate number of shares of Common Stock which may be optioned from time to time but the Compensation Committee shall have sole authority to determine the number of shares and the recipient thereof to be optioned at any time. The Compensation Committee shall not be required to grant all options allocated by the Board for any given period if it determines, in its sole and exclusive judgment, that such grant is not in the best interests of the Corporation. The grant of an option to any person shall neither entitle such individual to, nor disqualify such individual from, participation in any other grant of options under the Plan.

         (c) Duration of Plan. The term of the Plan, unless previously terminated by the Board, is ten years or January 31, 2009. No option shall be granted under the Plan unless granted within ten years after the adoption of the Plan by the Board, but options outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

         (d) Approval of Stockholders. If the Board issues any incentive stock options, solely for the purposes of compliance with the Code provisions pertaining to incentive stock options, the Plan shall be submitted to the stockholders of the Corporation for their approval at a regular meeting to be held within twelve months after adoption of the Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting at the meeting. If the stockholders decline to approve the Plan at such meeting or if the Plan is not approved by the stockholders within twelve months after its adoption by the Board, no incentive stock options may be issued under the Plan but all options granted under the Plan shall remain in full force and effect regardless of Shareholder approval and the Plan may be used for future nonincentive stock option issuances. If shareholders fail to approve the Plan, all previously issued incentive stock options shall be automatically converted to nonincentive stock options.

5. TERMS AND CONDITIONS OF OPTIONS AND RIGHTS.

         (a) Individual Agreements. Options granted under the Plan shall be evidenced by agreements in such form as the Board from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 5.

          (b) Required Provisions. Each agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the option, (iii) the time at which the option becomes exercisable,
(iv) the scheduled expiration date of the option, (v) the vesting period(s) for such options, and (vi) the timing and conditions of issuance of any stock option exercise.

         (c) Period. No option granted under the Plan shall be exercisable for a period in excess of ten years from the date of its grant. All options granted shall be subject to earlier termination in the event of termination of employment, retirement or death of the holder as provided in Section 6 or as otherwise set forth in the agreement granting the option. An option may be exercised in full or in part at any time or from time to time during the term thereof, or provide for its exercise in stated installments at stated times during such term.

         (d) No Fractional Shares. Options shall be granted and exercisable only for whole shares; no fractional shares will be issuable upon exercise of any option granted under the Plan.

         (e) Method of Exercising Option. Options shall be exercised by written notice to the Corporation, addressed to the Corporation at its principal place of business. Such notice shall state the election to exercise the option and the number of shares with respect to which it is being exercised, and shall be signed by the person exercising the option. Such notice shall be accompanied (i) by the certificate described in Section 8(b) and (ii) by payment in full of the exercise price for the number of shares being purchased. Payment may be made in cash or by bank cashier's check, except that, if and to the extent the instrument evidencing the option so provides and if the Company is not then prohibited from purchasing or acquiring shares of such stock. In lieu of cash, such payment may be made in whole or in part with shares of the same class of stock as are then subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the day preceding the date of exercise. Alternatively, the Grantee may, in lieu of using previously outstanding shares therefore, use some of the shares as to which the option is then being exercised. The Corporation shall deliver a certificate or certificates representing the option shares to the purchaser as soon as practicable after payment for those shares has been received. If an option is exercised by any person other than the optionholder, such notice shall be accompanied by appropriate proof of the right of such person to exercise the option. All shares that are purchased and paid for in full upon the exercise of an option shall be fully paid and non-assessable.

         (f) No Rights of a Stockholder. An optionholder shall have no rights as a stockholder with respect to shares covered by an option. No adjustment will be made for dividends with respect to an option for which the record date is prior to the date a stock certificate is issued upon exercise of an option. Upon exercise of an option, the holder of the shares of Common Stock so received shall have all rights of a stockholder of the Corporation as of the date of issuance.

         (g) Compliance with Law. No shares of Corporation Common Stock shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such shares have been completed.

         (h) Other Provisions. The option agreements may contain such other provisions as the Board deems necessary to effectuate the sense and purpose of the Plan, including covenants on the holder's part not to compete and remedies to the Corporation in the event of the breach of any such covenant.

6. TERMINATION OF EMPLOYMENT; ASSIGNABILITY; DEATH.

         (a) Termination of Employment. If any optionholder ceases to be a director or employee of the Corporation, or ceases to render services pursuant to a consulting, management or other agreement, other than for death, disability or discharge for cause, such holder (or successors or transferees) may, within six months after the date of termination (three months in the case of incentive stock options), but in no event after the stated expiration date, purchase some or all of the shares with respect to which such optionholder was entitled to exercise such option, on the date such employment, directorship, or consulting relationship terminated and the option shall thereafter be void for all purposes. Any termination of an agreement pursuant to which services are rendered to the Corporation by any party who is an optionholder, without a renewal of that agreement or entry into a similar successor agreement, may be treated as a termination of the employment of the third party.

         (b) Assignability. Options granted under the Plan and the privileges conferred thereby shall not be assignable or transferable, unless the Compensation Committee provides otherwise. Options shall be exercisable by such transferee as set forth in this Section 6.

         (c) Disability. If the employment or directorship of the optionholder is terminated due to disability, the optionholder (or transferee of the optionholder) may exercise the options, in whole or in part, to the extent they were exercisable on the date when the optionholder's employment or directorship terminated, at any time prior to the expiration date of the options or within one year of the date of termination of employment or directorship, whichever is earlier.

         (d) Discharge for Cause. If the employment or directorship of the optionholder with the Corporation is terminated due to discharge for cause, the options shall terminate upon receipt by the optionholder of notice of such termination or the effective date of the termination, whichever is earlier. Discharge for cause shall include discharge for personal dishonesty, willful misconduct in performance of duties, failure, impairment or inability to perform required duties, inefficiencies or omissions in performing required duties, breach of fiduciary duty or conviction of any felony or crime of moral turpitude. The Compensation Committee shall have the sole and exclusive right to determine whether the optionholder has been discharged for cause for purposes of the Plan and the date of such discharge.

         (e) Death of Holder. If optionholder dies while in the Corporation's employ or while rendering consulting services to the Corporation, an option shall be exercisable until the stated expiration date thereof by the person or persons ("successors") to whom the holder's rights pass under will or by the laws of descent and distribution or by transferees of the optionholders, as the case may be, but only to the extent that the holder was entitled to exercise the option at the date of death. An option may be exercised (and payment of the option price made in full) by the successors or transferees only after written notice to the Corporation, specifying the number of shares to be purchased or rights to be exercised. Such notice shall comply with the provisions of Section 5(e), and shall be accompanied by the certificate required by Section 8(b).

7. CERTAIN ADJUSTMENTS.

         (a) Capital Adjustments. Except as limited by Section 422 of the Code, the aggregate number of shares of Common Stock subject to the Plan, the number of shares covered by outstanding options, and the price per share stated in such options shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without receipt by the Corporation of consideration therefor in money, services or property.

         (b) Corporate Reorganizations. Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Corporation's issue, or any combination thereof, or upon a sale of substantially all of the property of the Corporation to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Corporation then outstanding by another corporation or by a group of persons who are required to file a Form 13D under the Securities Exchange Act of 1934 ("34 Act"), the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan or for the assumption of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Corporation shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this paragraph entitled "Corporate Reorganizations," not yet be exercisable.

8. DELIVERY OF STOCK; LEGENDS, REPRESENTATIONS.

         (a) Legend on Certificates. All certificates representing shares of Common Stock issued upon exercise of options granted under the Plan shall be endorsed with a legend reading as follows:

         The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Corporation and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder.

         (b) Private Offering for Investment Only. The options are and shall be made available only to a limited number of present and future key executives, directors, services providers and key employees who have knowledge of the Corporation's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Corporation, but to encourage stock ownership among the Corporation's key personnel. By the act of accepting an option, each optionholder agrees (i) that, if he, his successors, or his transferees exercise his option, he his successors, or his transferees will purchase the subject shares solely for investment and not with any intention at such time to resell or redistribute those shares, and (ii) that he, his successors, or his transferees will confirm such intention by an appropriate certificate at the time the option is exercised. However, the neglect or failure to execute such a certificate shall not limit or negate the foregoing agreement.

9. COMPLIANCE WITH LEGAL REQUIREMENTS.

         (a) For Investment Only. If, at the time of exercise of this option, there is not in effect as to the Option Shares being purchased a registration statement under the Securities Act of 1933, as amended (or any successor statute) (collectively the 1933 Act"), then the exercise of this option shall be effective only upon receipt by the Corporation from the key employee or service provider (or his legal representatives or heirs) of a written representation that the option shares are being purchased for investment and not for distribution.

         (b) Registration Statement Preparation. The key employee or service provider hereby agrees to supply the Corporation with such information and to cooperate with the Corporation, as the Corporation may reasonably request, in connection with the preparation and filing of the registration statements and amendments thereto under the Securities Act of 1933 and applicable state statutes and regulations applicable to the option shares. The Corporation shall not be liable for failure to issue any such option shares where such opinion of counsel cannot be obtained within the period specified for the exercise of the option, or where such registration is required in the opinion of counsel. If shares of Common Stock of the Corporation are, at the time of the exercise of this option, listed upon a securities exchange, the exercise of this option shall be contingent upon completion of the necessary steps to list the option shares being purchased upon such securities exchange.

         (c) Additional Restrictions on Option Exercise. Officers or any other employee or service providers who are privy to material confidential information of the Company as determined by the Committee may only exercise options during the period commencing three days following the release for publication of quarterly or annual financial information regarding the Corporation and ending two weeks prior to the end of the then current fiscal quarter of the Corporation (the "Release Period").

         A "release for publication" shall be deemed to be satisfied if the specified financial data appears:

                  (1) On a wire service;

                  (2) A financial news service;

                  (3) In a newspaper of general circulation; or

                  (4) Is otherwise made publicly available.

         Notwithstanding any provision to the contrary contained herein, a key employee or service provider may exercise options only so long as such exercise does not violate the law or any rule or regulation adopted by the appropriate governmental authority.

10. APPLICATION OF FUNDS.

The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of options will be used for general corporate purposes.

11. WITHHOLDING OF TAXES.

The Corporation shall have the right to deduct from any other compensation of the option holder any federal, state or locate income taxes (including FICA) required by law to be withheld with respect to the granting or exercise of any options.


DATED as of the 31st day of January, 1999.
                                              iBIZ TECHNOLOGY CORP., a
                                              Florida corporation

                                              By __________________
                                              Kenneth Schilling, President and
                                              Chief Executive Officer

ATTESTED BY:
Name:____________________________
Title: Secretary

                         PROXY / VOTING INSTRUCTION CARD

         iBIZ's Directors recommend a vote FOR proposals 1, 2, and 3. SHARES WILL BE SO VOTED UNLESS OTHERWISE INDICATED.


                                                  FOR              WITHHELD
1.  Election of Directors (see reverse)           [ ]                 [ ]

[ ] FOR, except vote WITHHELD from the following nominee(s):

                                           FOR          AGAINST        ABSTAIN
2.  Adoption of Stock Option Plan          [ ]            [ ]            [ ]

3.  Ratification of appointment of         [ ]            [ ]            [ ]
auditors

[ ] Will attend Annual Meeting

[ ] If you are receiving multiple copies of stockholder publications, check box to discontinue mailings to this account.

-----------------------------------------------------------------------------
Signature(s)                                                     Date

Please sign and date here, detach and return in enclosed envelope.

                                  [IBIZ LOGO]

                                  [IBIZ LOGO]

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

August 8, 2001

PROXY/VOTING INSTRUCTION CARD

         Kenneth W. Schilling, Terry S. Ratliff, and Mark H. Perkins, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of iBIZ Technology Corp. owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the executive offices of the Company, at 10 a.m. MST on Wednesday, August 8, 2001, or any adjournment thereof.

         THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2001 ANNUAL MEETING AND PROXY STATEMENT.

Election of Directors, Nominees:

         1. Kenneth W. Schilling; 2. Terry S. Ratliff; and 3. Mark H. Perkins

         (Shares will be voted as directed if this card is: 1. signed and returned or 2. other specific arrangements are made to have the shares represented at the meeting.)